EXHIBIT A

RULE 424b3
FORM F6 : 333115868

EFFECTIVE MARCH 27, 2006,
NETEASE.COM, INC CHANGED THE
RATIO ON ITS AMERICAN
DEPOSITARY RECEIPTS ADRs FROM
ONE 1 AMERICAN DEPOSITARY SHARE
ADS REPRESENTING ONE HUNDRED
100 DEPOSITED SHARES TO ONE 1
ADS REPRESENTING TWENTY FIVE 25
DEPOSITED SHARES.

EXHIBIT A
AMERICAN DEPOSITARY SHARES
Each American Depositary Share
represents one hundred 100
deposited Shares
THE BANK OF NEW YORK
AMERICAN DEPOSITARY RECEIPT
FOR ORDINARY SHARES,
PAR VALUE OF USD 0.0001 EACH,
OF
NETEASE.COM, INC.
INCORPORATED UNDER THE LAWS OF
THE CAYMAN ISLANDS
The Bank of New York, as
depositary hereinafter called
the Depositary, hereby
certifies that
________________, or
registered assigns IS THE
OWNER OF _____________________
AMERICAN DEPOSITARY SHARES
representing deposited
Ordinary Shares, par value of
USD0.0001 each herein called
Shares, of Netease.com, Inc.,
incorporated with limited
liability under the laws of
the Cayman Islands herein
called the Company.  At the
date hereof, each American
Depositary Share represents
one hundred 100 Shares
deposited or subject to
deposit under the Deposit
Agreement as such term is
hereinafter defined at the
principal Hong Kong office of
The Hongkong and Shanghai
Banking Corporation Limited
herein called the Custodian.
The Depositarys Corporate
Trust Office is located at a
different address than its
principal executive office.
Its Corporate Trust Office is
located at 101 Barclay Street,
New York, N.Y. 10286, and its
principal executive office is
located at One Wall Street,
New York, N.Y. 10286.


THE DEPOSITARYS CORPORATE
TRUST OFFICE ADDRESS IS
101 BARCLAY STREET, NEW YORK,
N.Y. 10286



      1.	THE DEPOSIT
AGREEMENT.
This American Depositary
Receipt is one of an issue
herein called Receipts, all
issued and to be issued upon
the terms and conditions set
forth in the deposit agreement,
dated as of July 6, 2000 herein
called the Deposit Agreement,
by and among the Company, the
Depositary, and all Owners and
Beneficial Owners from time to
time of Receipts issued
thereunder, each of whom by
accepting a Receipt agrees to
become a party thereto and
become bound by all the terms
and conditions thereof.  The
Deposit Agreement sets forth
the rights of Owners and
Beneficial Owners of the
Receipts and the rights and
duties of the Depositary in
respect of the Shares deposited
thereunder and any and all
other securities, property and
cash from time to time received
in respect of such Shares and
held thereunder such Shares,
securities, property, and cash
are herein called Deposited
Securities.  Copies of the
Deposit Agreement are on file
at the Depositarys Corporate
Trust Office in New York City
and at the office of the
Custodian.
            The statements made
on the face and reverse of
this Receipt are summaries of
certain provisions of the
Deposit Agreement and are
qualified by and subject to
the detailed provisions of the
Deposit Agreement, to which
reference is hereby made.
Capitalized terms defined in
the Deposit Agreement and not
defined herein shall have the
meanings set forth in the
Deposit Agreement.
      2.	SURRENDER OF RECEIPTS
AND WITHDRAWAL OF SHARES.
            Upon surrender at
the Corporate Trust Office of
the Depositary of this
Receipt, and upon payment of
the fee of the Depositary
provided in this Receipt, and
subject to the terms and
conditions of the Deposit
Agreement, the Owner hereof is
entitled to delivery, to him
or upon his order, of the
Deposited Securities at the
time represented by the
American Depositary Shares for
which this Receipt is issued.
 Delivery of such Deposited
Securities may be made by the
delivery of a certificates in
the name of the Owner hereof
or as ordered by him or
certificates properly endorsed
or accompanied by proper
instruments of transfer and b
any other securities, property
and cash to which such Owner
is then entitled in respect of
this Receipt.  Such delivery
will be made at the option of
the Owner hereof, either at
the office of the Custodian or
at the Corporate Trust Office
of the Depositary, provided
that the forwarding of
certificates for Shares or
other Deposited Securities for
such delivery at the Corporate
Trust Office of the Depositary
shall be at the risk and
expense of the Owner hereof.
      3.	TRANSFERS, SPLITUPS,
AND COMBINATIONS OF RECEIPTS.
            The transfer of this
Receipt is registrable on the
books of the Depositary at its
Corporate Trust Office by the
Owner hereof in person or by a
duly authorized attorney, upon
surrender of this Receipt
properly endorsed for transfer
or accompanied by proper
instruments of transfer and
funds sufficient to pay any
applicable transfer taxes and
the expenses of the Depositary
and upon compliance with such
regulations, if any, as the
Depositary may establish for
such purpose.  This Receipt
may be split into other such
Receipts, or may be combined
with other such Receipts into
one Receipt, evidencing the
same aggregate number of
American Depositary Shares as
the Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery, registration of
transfer, splitup,
combination, or surrender of
any Receipt or withdrawal of
any Deposited Securities, the
Depositary, the Custodian, or
Registrar may require payment
from the depositor of the
Shares or the presentor of the
Receipt of a sum sufficient to
reimburse it for any tax,
stamp duty or other
governmental charge and any
stock transfer or registration
fee with respect thereto
including any such tax or
charge and fee with respect to
Shares being deposited or
withdrawn and payment of any
applicable fees as provided in
this Receipt, may require the
production of proof
satisfactory to it as to the
identity and genuineness of
any signature and may also
require compliance with any
regulations the Depositary may
establish consistent with the
provisions of the Deposit
Agreement or this Receipt,
including, without limitation,
this Article 3.
            The delivery of
Receipts against deposit of
Shares generally or against
deposit of particular Shares
may be suspended, or the
transfer of Receipts in
particular instances may be
refused, or the registration
of transfer of outstanding
Receipts generally may be
suspended, during any period
when the transfer books of the
Depositary are closed in
accordance with Section 5.01
of the Deposit Agreement, or
if any such action is deemed
necessary or advisable by the
Depositary or the Company at
any time or from time to time
because of any requirement of
law or of any government or
governmental body or
commission, or under any
provision of the Deposit
Agreement or this Receipt, or
for any other reason, subject
to the provisions of the
following sentence.
Notwithstanding anything to
the contrary in the Deposit
Agreement or this Receipt, the
surrender of outstanding
Receipts and withdrawal of
Deposited Securities may not
be suspended subject only to i
temporary delays caused by
closing the transfer books of
the Depositary or the Company
or the deposit of Shares in
connection with voting at a
shareholders meeting, or the
payment of dividends, ii the
payment of fees, taxes and
similar charges, and iii
compliance with any U.S. or
foreign laws or governmental
regulations relating to the
Receipts or to the withdrawal
of the Deposited Securities.
Without limitation of the
foregoing, the Depositary
shall not knowingly accept for
deposit under the Deposit
Agreement any Shares required
to be registered under the
provisions of the Securities
Act of 1933, unless a
registration statement is in
effect as to such Shares.
      4.	LIABILITY OF OWNER OR
BENEFICIAL OWNER FOR TAXES.
            If any tax or other
governmental charge shall
become payable with respect to
any Receipt or any Deposited
Securities represented hereby,
such tax or other governmental
charge shall be payable by the
Owner or Beneficial Owner
hereof to the Depositary.  The
Depositary may refuse to
effect any transfer of this
Receipt or any withdrawal of
Deposited Securities
represented by American
Depositary Shares evidenced by
such Receipt until such
payment is made, and may
withhold any dividends or
other distributions, or may
sell for the account of the
Owner or Beneficial Owner
hereof any part or all of the
Deposited Securities
represented by the American
Depositary Shares evidenced by
this Receipt, and may apply
such dividends or other
distributions or the proceeds
of any such sale in payment of
such tax or other governmental
charge and the Owner or
Beneficial Owner hereof shall
remain liable for any
deficiency.
      5.	WARRANTIES ON DEPOSIT
OF SHARES.
            Every person
depositing Shares under the
Deposit Agreement shall be
deemed thereby to represent
and warrant that such Shares
and each certificate therefor
are validly issued, fully
paid, nonassessable, and free
of any preemptive rights of
the holders of outstanding
Shares and that the person
making such deposit is duly
authorized so to do.  Every
such person shall also be
deemed to represent that such
Shares and the Receipts
evidencing American Depositary
Shares representing such
Shares would not be Restricted
Securities.  Such
representations and warranties
shall survive the deposit of
Shares and issuance of
Receipts.
      6.	FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.
            Any person
presenting Shares for deposit
or any Owner or Beneficial
Owner of a Receipt may be
required by the Company, the
Depositary or the Custodian
from time to time to file with
the Depositary or the
Custodian such proof of
citizenship or residence,
legal or beneficial ownership,
exchange control approval, or
such information relating to
the registration on the books
of the Company or the Foreign
Registrar, if applicable, to
execute such certificates and
to make such representations
and warranties, as the
Depositary or the Company may
deem necessary or proper.  The
Depositary may withhold the
delivery or registration of
transfer of any Receipt or the
distribution of any dividend
or sale or distribution of
rights or of the proceeds
thereof or the delivery of any
Deposited Securities until
such proof or other
information is filed or such
certificates are executed or
such representations and
warranties made.  If requested
in writing, the Depositary
shall promptly provide the
Company, at the expense of the
Company, with copies of
originals of i any such proofs
of citizenship or residence,
legal or beneficial ownership,
or exchange control approval
that it receives, and ii any
other information or documents
that the Company may
reasonably request and the
Depositary shall require from
the Owners or Beneficial
Owners.  No Share shall be
accepted for deposit unless
accompanied by evidence
satisfactory to the Depositary
that any necessary approval
has been granted by any
governmental body in the
Cayman Islands or Hong Kong
which is then performing the
function of the regulation of
currency exchange.
      7.	CHARGES OF
DEPOSITARY.
            The Company agrees
to pay the fees, reasonable
expenses and outofpocket
charges of the Depositary and
those of any Registrar only in
accordance with agreements in
writing entered into between
the Depositary and the Company
from time to time.  The
Depositary shall present its
statement for such charges and
expenses to the Company once
every three months.  The
charges and expenses of the
Custodian are for the sole
account of the Depositary.
The following charges shall be
incurred by any party
depositing or withdrawing
Shares or by any party
surrendering Receipts or to
whom Receipts are issued
including, without limitation,
issuance pursuant to a stock
dividend or stock split
declared by the Company or an
exchange of stock regarding the
Receipts or Deposited
Securities or a distribution of
Receipts pursuant to
Section 4.03 of the Deposit
Agreement, whichever
applicable: 1 taxes, stamp duty
and other governmental charges,
2 such registration fees as may
from time to time be in effect
for the registration of
transfers of Shares generally
on the Share register of the
Company or Foreign Registrar
and applicable to transfers of
Shares to the name of the
Depositary or its nominee or
the Custodian or its nominee on
the making of deposits or
withdrawals under the terms of
the Deposit Agreement, 3 such
cable, telex and facsimile
transmission expenses as are
expressly provided in the
Deposit Agreement, 4 such
expenses as are incurred by the
Depositary in the conversion of
foreign currency pursuant to
Section 4.05 of the Deposit
Agreement, 5 a fee of USD5.00
or less per 100 American
Depositary Shares or portion
thereof for the execution and
delivery of Receipts pursuant
to Section 2.03, 4.03 or 4.04
of the Deposit Agreement and
the surrender of Receipts
pursuant to Section 2.05 or
6.02 of the Deposit Agreement,
6 a fee of USD.02 or less per
American Depositary Share or
portion thereof for any cash
distribution made pursuant to
Sections 4.01 through 4.04 of
the Deposit Agreement, 7 a fee
of USD1.50 or less per
certificate for a Receipt or
Receipts for transfers made
pursuant to Section 2.04 of the
Deposit Agreement and 8 a fee
for the distribution of
securities pursuant to Section
4.02 of the Deposit Agreement,
such fee being in an amount
equal to the fee for the
execution and delivery of
American Depositary Shares
referred to above which would
have been charged as a result
of the deposit of such
securities for purposes of this
clause 8 treating all such
securities as if they were
Shares, but which securities
are instead distributed by the
Depositary to Owners.
            The Depositary,
subject to Article 8 hereof,
may own and deal in any class
of securities of the Company
and its affiliates and in
Receipts.
      8.	PRERELEASE OF
RECEIPTS.
            The Depositary may
issue Receipts against the
delivery by the Company or any
agent of the Company recording
Share ownership of rights to
receive Shares from the
Company or any such agent.  No
such issue of Receipts will be
deemed a PreRelease that is
subject to the restrictions of
the following paragraph.
            Unless requested in
writing by the Company to
cease doing so, the Depositary
may, notwithstanding Section
2.03 of the Deposit Agreement,
execute and deliver Receipts
prior to the receipt of Shares
pursuant to Section 2.02 of
the Deposit Agreement
PreRelease.  The Depositary
may, pursuant to Section 2.05
of the Deposit Agreement,
deliver Shares upon the
receipt and cancellation of
Receipts which have been
PreReleased, whether or not
such cancellation is prior to
the termination of such
PreRelease or the Depositary
knows that such Receipt has
been PreReleased.  The
Depositary may receive
Receipts in lieu of Shares  in
satisfaction of a PreRelease.
 Each PreRelease will be a
preceded or accompanied by a
written representation and
agreement from the person to
whom Receipts are to  be
delivered the PreReleasee that
the PreReleasee, or its
customer, i owns the shares or
Receipts to be remitted, as
the case may be, ii assigns
all beneficial rights, title
and interest in such Shares or
Receipts, as the case may be,
to the Depositary in its
capacity as such and for the
benefit of the Owners, and iii
will not take any action with
respect to such Shares or
Receipts, as the case may be,
that is inconsistent with the
transfer of beneficial
ownership including, without
the consent of the Depositary,
disposing of such Shares or
Receipts, as the case may be,
other than in satisfaction of
such PreRelease, b at all
times fully collateralized
with cash, U.S. government
securities or such other
collateral as the Depositary
determines, in good faith,
will provide substantially
similar liquidity and
security, c terminable by the
Depositary on not more than
five 5 business days notice,
and d subject to such further
indemnities and credit
regulations as the Depositary
deems appropriate.  The number
of Shares not deposited but
represented by American
Depositary Shares outstanding
at any time as a result of
PreReleases will not normally
exceed thirty percent 30% of
the Shares deposited
hereunder; provided, however,
that the Depositary reserves
the right to disregard such
limit from time to time as it
deems reasonably appropriate,
and may, with the prior
written consent of the
Company, change such limit for
purposes of general
application.  The Depositary
will also set Dollar limits
with respect to PreRelease
transactions to be entered
into hereunder with any
particular PreReleasee on a
casebycase basis as the
Depositary deems appropriate.
 For purposes of enabling the
Depositary to fulfill its
obligations to the Owners
under the Deposit Agreement,
the collateral referred to in
clause b above shall be held
by the Depositary as security
for the performance of the
PreReleasees obligations to
the Depositary in connection
with a PreRelease transaction,
including the PreReleasees
obligation to deliver Shares
or Receipts upon termination
of a PreRelease transaction
and shall not, for the
avoidance of doubt, constitute
Deposited Securities
hereunder.
            The Depositary may
retain for its own account any
compensation received by it in
connection with the foregoing.
      9.	TITLE TO RECEIPTS.
            It is a condition of
this Receipt and every
successive Owner and
Beneficial Owner of this
Receipt by accepting or
holding the same consents and
agrees, that title to this
Receipt when properly endorsed
or accompanied by proper
instruments of transfer, is
transferable by delivery with
the same effect as in the case
of a negotiable instrument
under the laws of New York;
provided, however, that the
Depositary, notwithstanding
any notice to the contrary,
may treat the person in whose
name this Receipt is
registered on the books of the
Depositary as the absolute
owner hereof for the purpose
of determining the person
entitled to distribution of
dividends or other
distributions or to any notice
provided for in the Deposit
Agreement or for all other
purposes.
      10.	VALIDITY OF RECEIPT.
            This Receipt shall
not be entitled to any
benefits under the Deposit
Agreement or be valid or
obligatory for any purpose,
unless this Receipt shall have
been executed by the
Depositary by the manual
signature of a duly authorized
signatory of the Depositary;
provided however that such
signature may be a facsimile
if a Registrar for the
Receipts shall have been
appointed and such Receipts
are countersigned by the
manual or facsimile signature
of a duly authorized officer
of the Registrar.
      11.	REPORTS; INSPECTION OF
TRANSFER BOOKS.
            The Company is
subject to the periodic
reporting requirements of the
Securities Exchange Act of
1934 and, accordingly, files
certain reports with the
Securities and Exchange
Commission hereinafter called
the Commission.  Such reports
and communications will be
available for inspection and
copying at the public
reference facilities
maintained by the Commission
located at 450 Fifth Street,
N.W., Washington, D.C. 20549.
            The Depositary will
make available for inspection
by Owners of Receipts at its
Corporate Trust Office any
reports and communications,
including any proxy soliciting
material, received from the
Company which are both
a received by the Depositary
as the holder of the Deposited
Securities and b made
generally available to the
holders of such Deposited
Securities by the Company.
The Depositary will also send
to Owners of Receipts copies
of such reports when furnished
by the Company pursuant to the
Deposit Agreement.  Any such
reports and communications,
including any such proxy
soliciting material, furnished
to the Depositary by the
Company shall be furnished in
English to the extent such
materials are required to be
translated into English
pursuant to any regulations of
the Commission.
            The Depositary will
keep books, at its Corporate
Trust Office, for the
registration of Receipts and
transfers of Receipts which at
all reasonable times shall be
open for inspection by the
Owners and the Company
provided that such inspection
shall not be for the purpose
of communicating with Owners
of Receipts in the interest of
a business or object other
than the business of the
Company or a matter related to
the Deposit Agreement or the
Receipts.

      12.	DIVIDENDS AND
DISTRIBUTIONS.
            Whenever the
Depositary or a Custodian
receives any cash dividend or
other cash distribution on any
Deposited Securities, the
Depositary will, if at the
time of receipt thereof any
amounts received in a foreign
currency can in the judgment
of the Depositary be converted
on a reasonable basis into
United States dollars
transferable to the United
States, and subject to the
Deposit Agreement, promptly
convert such dividend or
distribution into dollars and
will promptly distribute the
amount thus received net of
the fees and expenses of the
Depositary as provided in
Article 7 hereof and
Section 5.09 of the Deposit
Agreement to the Owners of
Receipts entitled thereto;
provided, however, that in the
event that the Company or the
Depositary is required to
withhold and does withhold
from any cash dividend or
other cash distribution in
respect of any Deposited
Securities an amount on
account of taxes, the amount
distributed to the Owners of
the Receipts evidencing
American Depositary Shares
representing such Deposited
Securities shall be reduced
accordingly.
            Subject to the
provisions of Section 4.11 and
5.09 of the Deposit Agreement,
whenever the Depositary
receives any distribution
other than a distribution
described in Section 4.01,
4.03 or 4.04 of the Deposit
Agreement, the Depositary
will, subject to all
applicable laws, cause the
securities or property
received by it to be
distributed to the Owners
entitled thereto, in any
manner that the Depositary may
deem equitable and practicable
for accomplishing such
distribution; provided,
however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the
Owners of Receipts entitled
thereto, or if for any other
reason the Depositary deems
such distribution not to be
feasible, the Depositary may
after consultation with the
Company where practicable
adopt such method as it may
deem equitable and practicable
for the purpose of effecting
such distribution, including,
but not limited to, the public
or private sale of the
securities or property thus
received, or any part thereof,
and the net proceeds of any
such sale net of the fees and
expenses of the Depositary as
provided in Article 7 hereof
and Section 5.09 of the
Deposit Agreement will be
distributed by the Depositary
to the Owners of Receipts
entitled thereto all in the
manner and subject to the
conditions described in
Section 4.01 of the Deposit
Agreement.
            If any distribution
consists of a dividend in, or
free distribution of, Shares,
the Depositary may distribute
to the Owners of outstanding
Receipts entitled thereto,
additional Receipts evidencing
an aggregate number of
American Depositary Shares
representing the amount of
Shares received as such
dividend or free distribution
subject to the terms and
conditions of the Deposit
Agreement with respect to the
deposit of Shares and the
issuance of American
Depositary Shares evidenced by
Receipts, including the
withholding of any tax or
other governmental charge as
provided in Section 4.11 of
the Deposit Agreement and the
payment of the fees and
expenses of the Depositary as
provided in Article 7 hereof
and Section 5.09 of the
Deposit Agreement.  In lieu of
delivering Receipts for
fractional American Depositary
Shares in any such case, the
Depositary will sell the
amount of Shares represented
by the aggregate of such
fractions and distribute the
net proceeds, all in the
manner and subject to the
conditions described in
Section 4.01 of the Deposit
Agreement.  If additional
Receipts are not so
distributed except pursuant to
the preceding sentence, each
American Depositary Share
shall thenceforth also
represent the additional
Shares distributed upon the
Deposited Securities
represented thereby.
            In connection with
any distribution to Owners or
Beneficial Owners and the
related remittance of any
amount to any appropriate
government or regulatory
authority required to be
withheld by the Company or the
Depositary and owing to such
authority, the Company or its
agent may request from the
Depositary, and the Depositary
will forward to the Company or
its agent, such information
from its records to enable the
Company or its agent to comply
with any request from or
requirement of such authority.
 The Depositary will use
reasonable efforts to make and
maintain arrangements to
assist Owners and Beneficial
Owners to receive any tax
credits or other benefits
which may be available now or
in the future relating to
dividend payments or other
distributions on the Shares or
Deposited Securities.  In the
event that the Depositary
determines that any
distribution in property
including Shares and rights to
subscribe therefor is subject
to any tax or other
governmental charge which the
Depositary is obligated to
withhold, the Depositary may
by public or private sale
dispose of all or a portion of
such property including Shares
and rights to subscribe
therefor in such amounts and
in such manner as the
Depositary deems necessary and
practicable to pay any such
taxes or charges, and the
Depositary shall distribute
the net proceeds of any such
sale after deduction of such
taxes or charges to the Owners
of Receipts entitled thereto.
      13.	RIGHTS.
            In the event that
the Company shall offer or
cause to be offered to the
holders of any Deposited
Securities any rights to
subscribe for additional
Shares or any rights of any
other nature, the Depositary,
after consultation with the
Company, shall have discretion
as to the procedure to be
followed in making such rights
available to any Owners
entitled thereto or in
disposing of such rights on
behalf of any Owners entitled
thereto and making the net
proceeds available to such
Owners or, if by the terms of
such rights offering or for
any other reason, the
Depositary may not either make
such rights available to any
Owners or dispose of such
rights and make the net
proceeds available to such
Owners, then the Depositary
shall allow the rights to
lapse.  If at the time of the
offering of any rights the
Depositary determines in its
discretion after consultation
with the Company where
practicable that it is lawful
and feasible to make such
rights available to all or
certain Owners but not to
other Owners, the Depositary
may distribute to any Owner to
whom it determines the
distribution to be lawful and
feasible, in proportion to the
number of American Depositary
Shares held by such Owner,
warrants or other instruments
therefor in such form as it
deems appropriate.
            In circumstances in
which rights would otherwise
not be distributed, if an
Owner of Receipts requests the
distribution of warrants or
other instruments in order to
exercise the rights allocable
to the American Depositary
Shares of such Owner under the
Deposit Agreement, the
Depositary will make such
rights available to such Owner
upon written notice from the
Company to the Depositary that
a the Company has elected in
its sole discretion to permit
such rights to be exercised
and b such Owner has executed
such documents as the Company
has determined in its sole
discretion are reasonably
required under applicable law.
            If the Depositary
has distributed warrants or
other instruments for rights
to all or certain Owners, then
upon instruction from such an
Owner pursuant to such
warrants or other instruments
to the Depositary to exercise
such rights, upon payment by
such Owner to the Depositary
for the account of such Owner
of an amount equal to the
purchase price of the Shares
or the acquisition price of
any other rights to be
received upon the exercise of
the rights, and upon payment
of the fees and expenses of
the Depositary and any other
charges as set forth in such
warrants or other instruments,
the Depositary shall, on
behalf of such Owner, exercise
the rights and purchase the
Shares or other rights, and
the Company shall cause the
Shares or rights so purchased
to be delivered to the
Depositary on behalf of such
Owner.  As agent for such
Owner, the Depositary will
cause the Shares or rights so
purchased to be deposited
pursuant to Section 2.02 of
the Deposit Agreement, and
shall, pursuant to
Section 2.03 of the Deposit
Agreement, execute and deliver
Receipts to such Owner.  In
the case of a distribution
pursuant to the second
paragraph of this Article 13,
such Receipts shall be
legended in accordance with
applicable U.S. laws, and
shall be subject to the
appropriate restrictions on
sale, deposit, cancellation,
and transfer under such laws.
            If the Depositary
determines in its discretion
that it is not lawful and
feasible to make such rights
available to all or certain
Owners, it may sell the
rights, warrants or other
instruments in proportion to
the number of American
Depositary Shares held by the
Owners to whom it has
determined it may not lawfully
or feasibly make such rights
available, and allocate the
net proceeds of such sales net
of the fees and expenses of
the Depositary as provided in
Section 5.09 of the Deposit
Agreement and all taxes and
governmental charges payable
in connection with such rights
and subject to the terms and
conditions of the Deposit
Agreement for the account of
such Owners otherwise entitled
to such rights, warrants or
other instruments, upon an
averaged or other practical
basis without regard to any
distinctions among such Owners
because of exchange
restrictions or the date of
delivery of any Receipt or
otherwise.
            The Depositary will
not offer rights to Owners
unless both the rights and the
securities to which such
rights relate are either
exempt from registration under
the Securities Act of 1933
with respect to a distribution
to all Owners or are
registered under the
provisions of such Act;
provided, that nothing in the
Deposit Agreement shall create
any obligation on the part of
the Company to file a
registration statement with
respect to such rights or
underlying securities or to
endeavor to have such a
registration statement
declared effective.  If an
Owner of Receipts requests the
distribution of warrants or
other instruments,
notwithstanding that there has
been no such registration
under such Act, the Depositary
shall not effect such
distribution unless it has
received an opinion from
recognized counsel in the
United States for the Company
upon which the Depositary may
rely that such distribution to
such Owner is exempt from such
registration, provided,
however, the Company shall
have no obligation to cause
its counsel to issue such
opinion at the request of such
Owner.
            The Depositary shall
not be responsible for any
reasonable failure to
determine that it may be
lawful or feasible to make
such rights available to
Owners in general or any Owner
in particular.
      14.	CONVERSION OF FOREIGN
CURRENCY.
            Whenever the
Depositary or the Custodian
shall receive foreign
currency, by way of dividends
or other distributions or the
net proceeds from the sale of
securities, property or
rights, and if at the time of
the receipt thereof the
foreign currency so received
can in the judgment of the
Depositary be converted on a
reasonable basis into Dollars
and the resulting Dollars
transferred to the United
States, the Depositary shall
promptly convert or cause to
be converted, by sale or in
any other manner that it may
determine, such foreign
currency into Dollars, and
such Dollars shall be promptly
distributed to the Owners
entitled thereto or, if the
Depositary shall have
distributed any warrants or
other instruments which
entitle the holders thereof to
such Dollars, then to the
holders of such warrants andor
instruments upon surrender
thereof for cancellation.
Such distribution may be made
upon an averaged or other
practicable basis without
regard to any distinctions
among Owners on account of
exchange restrictions, the
date of delivery of any
Receipt or otherwise and shall
be net of any expenses of
conversion into Dollars
incurred by the Depositary as
provided in Section 5.09 of
the Deposit Agreement.  The
Company shall not incur any
liability to any Owner or
Beneficial Owner as a result
of any currency conversion
transaction.
            If such conversion
or distribution can be
effected only with the
approval or license of any
government or agency thereof,
the Depositary shall file such
application for approval or
license, if any, as it may
deem desirable.
            If at any time the
Depositary shall determine
that in its judgment any
foreign currency received by
the Depositary or the
Custodian is not convertible
on a reasonable basis into
Dollars transferable to the
United States, or if any
approval or license of any
government or agency thereof
which is required for such
conversion is denied or in the
opinion of the Depositary is
not obtainable, or if any such
approval or license is not
obtained within a reasonable
period as determined by the
Depositary, the Depositary may
distribute the foreign
currency or an appropriate
document evidencing the right
to receive such foreign
currency received by the
Depositary to, or in its
discretion may hold such
foreign currency uninvested
and without liability for
interest thereon for the
respective accounts of, the
Owners entitled to receive the
same.
            If any such
conversion of foreign
currency, in whole or in part,
cannot be effected for
distribution to some of the
Owners entitled thereto, the
Depositary may in its
discretion make such
conversion and distribution in
Dollars to the extent
permissible to the Owners
entitled thereto and may
distribute the balance of the
foreign currency received by
the Depositary to, or hold
such balance uninvested and
without liability for interest
thereon for the respective
accounts of, the Owners
entitled thereto.
      15.	RECORD DATES.
            Whenever any cash
dividend or other cash
distribution shall become
payable or any distribution
other than cash shall be made,
or whenever rights shall be
issued with respect to the
Deposited Securities, or
whenever the Depositary shall
receive notice of any meeting
of holders of Shares or other
Deposited Securities, or
whenever for any reason the
Depositary causes a change in
the number of Shares that are
represented by each American
Depositary Share, or whenever
the Depositary shall find it
necessary or convenient, the
Depositary shall fix a record
date, which date shall x be
the same date, to the extent
practicable, as the record
date for the Deposited
Securities or y if different,
after consultation with the
Company, be fixed to be a date
as soon thereafter as
practicable a for the
determination of the Owners of
Receipts who shall be
i entitled to receive such
dividend, distribution or
rights or the net proceeds of
the sale thereof or
ii entitled to give
instructions for the exercise
of voting rights at any such
meeting, b on or after which
each American Depositary Share
will represent the changed
number of Shares or c for any
other matter, subject to the
provisions of the Deposit
Agreement.
      16.	VOTING OF DEPOSITED
SECURITIES.
            Upon receipt of
notice of any meeting of
holders of Shares or other
Deposited Securities, if
requested in writing by the
Company, the Depositary shall,
as soon as practicable
thereafter, mail to the Owners
of Receipts a notice, the form
of which notice shall be in
the sole discretion of the
Depositary after consultation
with the Company if
practicable, which shall
contain a such information as
is contained in such notice of
meeting received by the
Depositary from the Company,
b a statement that the Owners
of Receipts as of the close of
business on a specified record
date will be entitled, subject
to any applicable provision of
Cayman Islands law or Hong
Kong law and of the Memorandum
and Articles of Association of
the Company, to instruct the
Depositary as to the exercise
of the voting rights, if any,
pertaining to the amount of
Shares or other Deposited
Securities represented by
their respective American
Depositary Shares, and c a
statement as to the manner in
which such instructions may be
given including an express
indication that if no
instruction is received, an
instruction may be given on
behalf of such Owner in
accordance with the last
sentence of this paragraph to
the Depositary to give a
discretionary proxy to a
person designated by the
Company.  Upon the written
request of an Owner of a
Receipt on such record date,
received on or before the date
established by the Depositary
for such purpose, the
Depositary shall endeavor
insofar as practicable to vote
or cause to be voted the
amount of Shares or other
Deposited Securities
represented by such American
Depositary Shares evidenced by
such Receipt in accordance
with the instructions set
forth in such request.  The
Depositary shall not vote or
attempt to exercise the right
to vote that attaches to the
Shares or other Deposited
Securities, other than in
accordance with such
instructions.
            If no instructions
are received by the Depositary
from any Owner with respect to
any of the Deposited
Securities represented by the
American Depositary Shares
evidenced by such Owners
Receipts on or before the date
established by the Depositary
for such purpose, the
Depositary shall deem such
Owner to have instructed the
Depositary to give a
discretionary proxy to a
person designated by the
Company with respect to such
Deposited Securities  and the
Depositary shall give a
discretionary proxy to a
person designated by the
Company to vote such Deposited
Securities, provided that no
such instruction shall be
deemed given and no such
discretionary proxy shall be
given with respect to any
matter as to which the Company
notifies the Depositary and
the Company agrees to provide
such notification as promptly
as reasonably practicable in
writing and x the Company does
not wish such proxy given, y
in the opinion of the Company,
substantial opposition exists
or z such matter materially
and adversely affects the
rights or holders of Shares,
provided further that the
Company shall have no
liability to any Owner or
Beneficial Owner resulting
from such notification.
      17.	CHANGES AFFECTING
DEPOSITED SECURITIES.
            In circumstances
where the provisions of
Section 4.03 of the Deposit
Agreement do not apply, upon
any change in nominal value,
change in par value, splitup,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the Company
or to which it is a party, any
securities which shall be
received by the Depositary or
a Custodian in exchange for or
in conversion of or in respect
of Deposited Securities shall
be treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall
thenceforth represent, subject
to the Deposit Agreement and
all applicable laws in
addition to the existing
Deposited Securities, the
right to receive the new
Deposited Securities so
received in exchange or
conversion, unless additional
Receipts are delivered
pursuant to the following
sentence.  In any such case
the Depositary may, and shall
at the Companys request,
execute and deliver additional
Receipts as in the case of a
dividend in Shares, or call
for the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically describing such
new Deposited Securities.
            Immediately upon the
occurrence of any change,
conversion, exchange or other
event covered by Section 4.08
of the Deposit Agreement in
respect of the Deposited
Securities, the Depositary
shall give notice thereof in
writing to all Owners.
      18.	LIABILITY OF THE
COMPANY AND DEPOSITARY.
            Neither the
Depositary nor the Company nor
any of their respective
directors, employees, agents
or affiliates shall incur any
liability to any Owner or
Beneficial Owner of any
Receipt, if by reason of any
provision of any present or
future law or regulation of
the United States, the Peoples
Republic of China or any other
country, or of any other
governmental or regulatory
authority or stock exchange,
or by reason of any provision,
present or future, of the
Memorandum and Articles of
Association of the Company, or
by reason of any provision of
any securities issued or
distributed by the Company, or
any offering or distribution
thereof, or by reason of any
act of God or war or other
circumstances beyond its
control, the Depositary or the
Company shall be prevented,
delayed or forbidden from or
be subject to any civil or
criminal penalty on account of
doing or performing any act or
thing which by the terms of
the Deposit Agreement or
Deposited Securities it is
provided shall be done or
performed; nor shall the
Depositary or the Company or
any of their respective
directors, employees, agents
or affiliates incur any
liability to any Owner or
Beneficial Owner of a Receipt
by reason of any
nonperformance or delay,
caused as aforesaid, in the
performance of any act or
thing which by the terms of
the Deposit Agreement it is
provided shall or may be done
or performed, or by reason of
any exercise of, or failure to
exercise, any discretion
provided for in the Deposit
Agreement.  Where, by the
terms of a distribution
pursuant to Section 4.01, 4.02
or 4.03 of the Deposit
Agreement, or an offering or
distribution pursuant to
Section 4.04 of the Deposit
Agreement, such distribution
or offering may not be made
available to Owners of
Receipts, and the Depositary
may not dispose of such
distribution or offering on
behalf of such Owners and make
the net proceeds available to
such Owners, then the
Depositary shall not make such
distribution or offering, and
shall allow any rights, if
applicable, to lapse, in each
such case without liability to
the Company or the Depositary.
 Neither the Company nor the
Depositary nor any of their
officers, employees and agents
assumes any obligation or
shall be subject to any
liability under the Deposit
Agreement to Owners or
Beneficial Owners of Receipts,
except that the Company and
the Depositary agree to
perform their obligations
specifically set forth in the
Deposit Agreement without
negligence or bad faith.  The
Depositary shall not be
subject to any liability with
respect to the validity or
worth of the Deposited
Securities.  Neither the
Depositary nor the Company
shall be under any obligation
to appear in, prosecute or
defend any action, suit, or
other proceeding in respect of
any Deposited Securities or in
respect of the Receipts, which
in its opinion may involve it
in expense or liability,
unless indemnity satisfactory
to it against all expense and
liability shall be furnished
as often as may be required,
and the Custodian shall not be
under any obligation
whatsoever with respect to
such proceedings, the
responsibility of the
Custodian being solely to the
Depositary.  Neither the
Depositary nor the Company
shall be liable for any action
or nonaction by it in reliance
upon the advice of or
information from legal
counsel, accountants, any
person presenting Shares for
deposit, any Owner or
Beneficial Owner of a Receipt,
or any other person believed
by it in good faith to be
competent to give such advice
or information.  The
Depositary shall not be
responsible for any failure to
carry out any instructions to
vote any of the Deposited
Securities, or for the manner
in which any such vote is cast
or the effect of any such
vote, provided that any such
action or nonaction is without
negligence or bad faith and in
accordance with the terms of
the Deposit Agreement.  The
Depositary shall not be liable
for any acts or omissions made
by a successor depositary
whether in connection with a
previous act or omission of
the Depositary or in
connection with a matter
arising wholly after the
removal or resignation of the
Depositary, provided that in
connection with the issue out
of which such potential
liability arises, the
Depositary performed its
obligations without negligence
or bad faith and in accordance
with the terms of the Deposit
Agreement while it acted as
Depositary.  The Company
agrees to indemnify the
Depositary, its directors,
employees, agents and
affiliates and any Custodian
against, and hold each of them
harmless from, any liability
or expense including, but not
limited to, the expenses of
counsel which may arise out of
acts performed or omitted, in
accordance with the provisions
of the Deposit Agreement and
of the Receipts, as the same
may be amended, modified, or
supplemented from time to
time, i by either the
Depositary or a Custodian or
their respective directors,
employees, agents and
affiliates, except for any
liability or expense arising
out of the negligence or bad
faith of either of them, or ii
by the Company or any of its
directors, employees, agents
and affiliates.  No disclaimer
of liability under the
Securities Act of 1933 is
intended by any provision of
the Deposit Agreement.
      19.	RESIGNATION AND
REMOVAL OF THE DEPOSITARY;
APPOINTMENT OF SUCCESSOR
CUSTODIAN.
            The Depositary may
at any time resign as
Depositary under the Deposit
Agreement by written notice of
its election so to do
delivered to the Company, such
resignation to take effect
upon the appointment of a
successor depositary and its
acceptance of such appointment
as provided in the Deposit
Agreement.  The Depositary may
at any time be removed by the
Company by written notice of
such removal, effective upon
the appointment of a successor
depositary and its acceptance
of such appointment as
provided in the Deposit
Agreement.  Whenever the
Depositary in its discretion
determines that it is in the
best interest of the Owners of
Receipts to do so, it may
appoint a substitute or
additional custodian or
custodians.
      20.	AMENDMENT.
            The form of the
Receipts and any provisions of
the Deposit Agreement may at
any time and from time to time
be amended by written
agreement between the Company
and the Depositary without the
consent of Owners or
Beneficial Owners of Receipts
in any respect which they may
deem necessary or desirable.
Any amendment which shall
impose or increase any fees or
charges other than taxes and
other governmental charges,
registration fees and cable,
telex or facsimile
transmission costs, delivery
costs or other such expenses,
or which shall otherwise
prejudice any substantial
existing right of Owners of
Receipts, shall, however, not
become effective as to
outstanding Receipts until the
expiration of 30 days after
notice of such amendment shall
have been given to the Owners
of outstanding Receipts.
Every Owner of a Receipt at
the time any amendment so
becomes effective shall be
deemed, by continuing to hold
such Receipt, to consent and
agree to such amendment and to
be bound by the Deposit
Agreement as amended thereby.
 In no event shall any
amendment impair the right of
the Owner of any Receipt to
surrender such Receipt and
receive therefor the Deposited
Securities represented thereby
except in order to comply with
mandatory provisions of
applicable law.
      21.	TERMINATION OF
DEPOSIT AGREEMENT.
            The Depositary at
any time at the direction of
the Company, shall terminate
the Deposit Agreement by
mailing notice of such
termination to the Owners of
all Receipts then outstanding
at least 90 days prior to the
date fixed in such notice for
such termination.  The
Depositary may likewise
terminate the Deposit
Agreement by mailing notice of
such termination to the
Company and the Owners of all
Receipts then outstanding if
at any time 90 days shall have
expired after the Depositary
shall have delivered to the
Company a written notice of
its election to resign and a
successor depositary shall not
have been appointed and
accepted its appointment as
provided in the Deposit
Agreement.  On and after the
date of termination, the Owner
of a Receipt will, upon a
surrender of such Receipt at
the Corporate Trust Office of
the Depositary, b payment of
the fee of the Depositary for
the surrender of Receipts
referred to in Section 2.05 of
the Deposit Agreement, and c
payment of any applicable
taxes or governmental charges,
be entitled to delivery, to
him or upon his order, of the
amount of Deposited Securities
represented by the American
Depositary Shares evidenced by
such Receipt.  If any Receipts
shall remain outstanding after
the date of termination, the
Depositary thereafter shall
discontinue the registration
of transfers of Receipts,
shall suspend the distribution
of dividends to the Owners
thereof, and shall not give
any further notices or perform
any further acts under the
Deposit Agreement, except that
the Depositary shall continue
to collect dividends and other
distributions pertaining to
Deposited Securities, shall
sell rights and other property
as provided in the Deposit
Agreement, and shall continue
to deliver Deposited
Securities, together with any
dividends or other
distributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property, in
exchange for Receipts
surrendered to the Depositary
after deducting, in each case,
the fee of the Depositary for
the surrender of a Receipt,
any expenses for the account
of the Owner of such Receipt
in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable
taxes or governmental charges.
 At any time after the
expiration of one year from
the date of termination, the
Depositary may sell the
Deposited Securities then held
under the Deposit Agreement
and may thereafter hold
uninvested the net proceeds of
any such sale, together with
any other cash then held by it
thereunder, unsegregated and
without liability for
interest, for the pro rata
benefit of the Owners of
Receipts which have not
theretofore been surrendered,
such Owners thereupon becoming
general creditors of the
Depositary with respect to
such net proceeds.  After
making such sale, the
Depositary shall be discharged
from all obligations under the
Deposit Agreement, except to
account for such net proceeds
and other cash after
deducting, in each case, the
fee of the Depositary for the
surrender of a Receipt, any
expenses for the account of
the Owner of such Receipt in
accordance with the terms and
conditions of the Deposit
Agreement, and any applicable
taxes or governmental charges
and except for its obligations
to the Company under Section
5.08 of the Deposit Agreement.
Upon the termination of the
Deposit Agreement, the Company
shall be discharged from all
obligations under the Deposit
Agreement except for its
obligations to the Depositary
with respect to
indemnification, charges, and
expenses.
      22.	DISCLOSURE OF
BENEFICIAL OWNERSHIP.
            To the extent that
provisions of or governing any
Deposited Securities may
require the disclosure of
beneficial or other ownership
of Deposited Securities, other
Shares and other securities to
the Company and may provide
for blocking transfer and
voting or other rights to
enforce such disclosure or
limit such ownership, the
Depositary shall use its
reasonable efforts to comply
with Company instructions as
to Receipts in respect of any
such enforcement or limitation
and Owners and Beneficial
Owners shall comply with all
such disclosure requirements
and ownership limitations and
shall cooperate with the
Depositarys compliance with
such Company instruction
      23.	OWNERSHIP
RESTRICTIONS.
            The Company may
restrict, in such manner as it
deems appropriate, transfers
of Receipts where such
transfer may result in the
total number of Shares
represented by the American
Depositary Shares evidenced by
the Receipts beneficially
owned by a single Owner or
Beneficial Owner exceeding the
limits under any applicable
law or the Companys Memorandum
and Articles of Association.
The Company may, in such
manner as it deems
appropriate, instruct the
Depositary to take action with
respect to the ownership
interest of any Owner or
Beneficial Owner in excess of
the limitation set forth in
the preceding sentence,
including but not limited to a
mandatory sale or disposition
on behalf of any Owner or
Beneficial Owner in the
Receipt of the Shares
represented by the American
Depositary Shares evidenced by
a Receipt or Receipts held by
such Owner or Beneficial Owner
in excess of such limitations,
if and to the extent such
disposition is permitted by
applicable law.
      24.	COMPLIANCE WITH U.S.
SECURITIES LAWS.
            Notwithstanding
anything in the Deposit
Agreement or this Receipt to
the contrary, the Company and
the Depositary each agrees
that it will not exercise any
rights it has under the
Deposit Agreement to prevent
the withdrawal or delivery of
Deposited Securities in a
manner which would violate the
U.S. securities laws,
including, but not limited to,
Section I.A.1 of the General
Instructions to the Form F6
Registration Statement, as
amended from time to time,
under the Securities Act of
1933.



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